Exhibit 10.1

CANANWILL, INC.
1000 MILWAUKEE AVENUE, GLENVIEW, IL 60025 - (800) 544-0666
COMMERCIAL INSURANCE PREMIUM FINANCE AND SECURITY AGREEMENT 3/2/2008 370,622.96	Contract Number
NC LIC, #B-116, SC LIC, #99	Agent Number A3390	Quote Number 396563A-1

Name and address of Insured(s) (as shown in the policy) and co-obligor if any	Name and Address of Insured’s Agent (“Agent”)
Neose Technologies, Inc.	AON RISK SERVICES INC. OF PA

102 Rock Road	ONE LIBERTY PLACE, SUITE 1000
1650 MARKET STREET
Horsham, PA 19044	PHILADELPHIA, PA 19103
RE:	Contact: Pat McLean
Telephone Number: (215) 441-5890	Telephone Number: (215) 255-2000

Policyholder Designation (Check One):	Type of Agreement (Check One):
☐ Proprietorship	☒ New	Indicate contract number of
current policy being financed.
☐ Partnership	☒ Corporation	☐ Additional Premium

SCHEDULE OF POLICIES COVERED BY THIS AGREEMENT

FOR COMPANY	POLICY NUMBER		FULL NAME OF INSURANCE COMPANY AND ADDRESS OF BRANCH REPORTING OFFICE AND	TYPE OF INSUR-	TERM IN	POLICY EFFECTIVE DATE	POLICY
USE ONLY	Prefix	Number	FULL NAME AND ADDRESS OF GENERAL AGENT	ANCE	MONTHS	Mo. Day Year	PREMIUM
76201	DOC364951411		ZURICH AMERICAN INSURANCE CO	DO	12	2/15/2008	115,000.00
	Asgn Rsk=N AddCxlDays=0					Taxes	0.00
	Audit=N Min Ernd=0.000					Fees	0.00
15403	FDO705401		LLOYD’S OF LONDON	DO	12	2/15/2008	100,000.00
	Asgn Rsk=N AddCxlDays=0					Taxes	3,000.00
	Audit=N Min Ernd=0.000					Fees	25.00
Total taxes:	3634.00
Total fees:	25.00		(Policies Continued on Next Page)
NY: Charge under §2119 of New York Insurance Law for obtaining and servicing these policies. If none, state ‘None’, $				FLORIDA DOCUMENTARY STAMP TAX			0.00
				CASH PRICE (Total Premiums)			$405,014.00

DISCLOSURE STATEMENT - PAYMENT SCHEDULE

Payment Plan: ☒ Monthly ☐ Quarterly ☐ Annually
Number of Payments 11	First Payment Due 3/15/2008
Subsequent payments are due on the same day of each succeeding period.

CASH	*	CASH	=	AMOUNT	+	FINANCE	=	TOTAL OF	AMOUNT OF EACH	ANNUAL
PRICE		DOWN		FINANCED		CHARGE		PAYMENTS	PAYMENT	PERCENTAGE
		PAYMENT		The amount of		The dollar amount		The amount you will have		RATE
				credit provided		the credit will		paid when you have made		The cost of your
				on your behalf.		cost you.		all scheduled payments.		credit as a yearly rate.

$405,014.00		$34,391.04		$370,622.96		$7,678.48		$378,301.44	$34,391.04	4.12%

CANANWILL, INC. (HEREINAFTER CALLED CANANWILL)

1000 MILWAUKEE AVENUE, GLENVIEW, IL 60025 - (800) 544-0666

Prepayment: The insured may prepay in full at any time and receive a refund of the unearned finance charge, calculated according to the Rule of 78’s (actuarial method in AR, AZ, CA, MA, MO, NJ, OR, PA, VT; short rate method in SC), and subject to a nonrefundable charge stated on page two. Minimum refund is $1.00 (except AK, where there is no minimum refund).

Security interest: The insured assigns to Cananwill as security for payment of this agreement all sums payable to the Insured with reference to the policies listed above, including, among other things, any gross return premiums and any payment on account of loss which results in reduction of unearned premium in accordance with the term of said policies.

Delinquency charge: The Insured agrees that upon default in payment of any installment five days or more (more than 5 days in IL, MS, OH) to pay a Delinquency Charge of 5% of the delinquent installment. In AK, CA, DE, MI, MN, ND, NJ, OR, TN, TX, the Delinquency Charge is not due until installment is in default for ten days or more, more than 10 days in MA, NM 7 days in VA. Maximum delinquency charge is $5 in DE, MT, ND; $100 in MD; $500 in NM; 1 1/2% of the installment in NJ with a minimum of $25. In AK, OR: for delinquent payments of less than $250, the delinquency charge is the lesser of 5% of the payment or $5, otherwise the delinquency charge is 2% of the payment. KS: Delinquency charge is $5 plus 2% of the installment in default.

Cancellation Charge: The Insured agrees that if a default results in cancellation of the policy(ies) to pay a Cancellation Charge in the amount stated on page two. (Not applicable in AK, KY,TX, NC.)

See the provisions on page two for additional information about nonpayment, default, and any repayment in full before the scheduled date and any prepayment refunds or penalties.

QIV# 396563A-1 PRN:3/3/2008 1:40 PM CFG: CustomConfig RT:ARSw/deviation PF:0.00 T:4.52 B1:4.12 B2:4.12

NOTICE TO INSURED:

1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT, INCLUDING THE WRITING ON PAGE TWO, OR IF IT CONTAINS ANY BLANKS. 2. YOU ARE ENTITLED TO A COMPLETELY FILLED IN COPY OF THIS AGREEMENT AT THE TIME YOU SIGN IT. 3. YOU UNDERSTAND AND HAVE RECEIVED A COPY OF THIS AGREEMENT, KEEP IT TO PROTECT YOUR LEGAL RIGHTS. 4. UNDER THE LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE. 5. SEE PAGE TWO FOR IMPORTANT INFORMATION.

When used in this Agreement, “Insured” means the insured and any co-obligor named above and all insureds covered by the Policies listed in the Schedule of Policies. Each Insured jointly and severally agrees to make all payments required by this Agreement and to be bound by all of its provisions including those on page two. The person signing represents and warrants that he or she is authorized to enter into this Agreement on behalf of each Insured and to bind each Insured to this Agreement. Each Insured agrees that Cananwill may send all notices under this Agreement to the Insured’s address shown above. You are not required to enter into an insurance premium financing arrangement as a condition to the purchase of any insurance policy.

By	/s/ A. BRIAN DAVIS	Date	March 6, 2008
(Signature of insured)

A. BRIAN DAVIS, SVP AND CFO
(Typed Name and Title)

AGENT’S REPRESENTATIONS AND WARRANTIES

The undersigned Agent has read the Insurance Agent’s Representations and Warranties on page two and makes all such representations and warranties recited therein and agrees to be bound by the terms of this Agreement.

By	/s/ RAYMOND M. SUBERS	Date	Mar 12, 2008
(Signature of Agent)

RAYMOND M. SUBERS
CW-1 QIV (Ed. 01-03) (Typed Name and Title)

Agent Number A3390
Quote Number 396563A-1

ADDENDUM TO COMMERCIAL INSURANCE PREMIUM FINANCE AGREEMENT (“PFA”)

SCHEDULE OF POLICIES COVERED BY THE PFA INCLUDES THE FOLLOWING:

FOR COMPANY USE ONLY			FULL NAME OF INSURANCE COMPANY AND ADDRESS OF BRANCH REPORTING OFFICE AND FULL NAME AND ADDRESS OF GENERAL AGENT	TYPE OF INSUR- ANCE	TERM IN MONTHS	POLICY EFFECTIVE DATE Mo. Day Year	POLICY PREMIUM

	POLICY NUMBER
	Prefix	Number
03605	EC06400295		ST. PAUL MERCURY INSURANCE CO	EPL	12	2/15/2008	13,500.00
	Asgn Rsk=N AddCxlDays=0					Taxes	0.00
	Audit=N Min Ernd=0.000					Fees	0.00
03605	CR03800094		ST. PAUL MERCURY INSURANCE CO	CR	12	2/15/2008	9,470.00
	Asgn Rsk=N AddCxlDays=0					Taxes	0.00
	Audit=N Min Ernd=0.000					Fees	0.00
03605	EC06400294		ST. PAUL MERCURY INSURANCE CO	FIDU	12	2/15/2008	4,000.00
	Asgn Rsk=N AddCxlDays=0					Taxes	0.00
	Audit=N Min Ernd=0.000					Fees	0.00
73768	35852317		FEDERAL INSURANCE COMPANY	CPAK	12	2/15/2008	68,838.00
	Asgn Rsk=N AddCxlDays=0					Taxes	2.00
	Audit=N Min Ernd=0.000					Fees	0.00
73768	35852317		FEDERAL INSURANCE COMPANY	PROD	12	2/15/2008	37,000.00
	Asgn Rsk=N AddCxlDays=0					Taxes	0.00
	Audit=N Min Ernd=25.000					Fees	0.00
73768	74985874		FEDERAL INSURANCE COMPANY	AUTO	12	2/15/2008	5,917.00
	Asgn Rsk=N AddCxlDays=30					Taxes	0.00
	Audit=N Min Ernd=0.000					Fees	0.00
73768	71634788		FEDERAL INSURANCE COMPANY	WC	12	2/15/2008	32,685.00
	Asgn Rsk=N AddCxlDays=0					Taxes	632.00
	Audit=Y Min Ernd=0.000					Fees	0.00
73768	79813718		FEDERAL INSURANCE COMPANY	UMB	12	2/15/2008	11,445.00
	Asgn Rsk=N AddCxlDays=0					Taxes	0.00
	Audit=N Min Ernd=0.000					Fees	0.00
05125	73243156		GREAT NORTHERN INSURANCE CO	FLIA	12	2/15/2008	3,500.00
	Asgn Rsk=N AddCxlDays=0					Taxes	0.00
	Audit=N Min Ernd=0.000					Fees	0.00

(Pg. 2 of 2)

The Insured (jointly and severally if more than one) agrees as follows:

1. In consideration of the payment by CANANWILL of the Amount Financed, Insured agrees to pay the Cash Down Payment to the insurance company(ies) listed in the Schedule of Policies, and to pay CANANWILL the Total of Payments in accordance with the terms of this Agreement. Interest is computed on an annual basis of 12 months of 30 days each.

2. Insured assigns to CANANWILL as security for the total amount payable hereunder all sums payable to the Insured under the listed Policies, including, among other things, any gross unearned premiums and any payment on account of loss which results in a reduction of unearned premium in accordance with the terms of said policies.

3. Insured hereby irrevocably appoints CANANWILL as its Attorney-in-Fact upon the occurrence of an Event of Default (defined below) and, after proper notice has been mailed as required by law, grants to CANANWILL authority to effect cancellation of policy(ies) listed in the Schedule of Policies (“Policies”), and to receive any unearned premium or other amounts with respect to the Policies assigned as security herein, and to sign any check or draft issued therefor in Insured’s name and to direct the insurance companies to make said check or draft payable to CANANWILL. Insured agrees that proof of mailing any notice hereunder constitutes proof of receipt of such notice.

4. Insured agrees that any payments made and accepted after Policy cancellation shall not constitute reinstatement or obligate CANANWILL to request reinstatement of such insurance Policy(ies), and Insured acknowledges that CANANWILL has no authority to reinstate coverage, and that such payments may be applied to Insured’s indebtedness hereunder.

5. Insured agrees not to assign the Policy(ies) except for the interest of mortgagees or loss payees, without the written consent of CANANWILL. CANANWILL may assign this Agreement without Insured’s consent, and all rights conferred upon CANANWILL shall inure to CANANWILL’s successors and assigns.

6. Except in KY and VT, Insured agrees to pay a fee of $15.00 in the event of a dishonored check. ($5.00 in CA; $10 in AZ, MA, MD, OH, VI; $7.50 in NV, not to exceed CANANWILL’s cost in NJ).

7. An Event of Default occurs when the Insured does not pay any installment according to the terms of this Agreement or (except in MD) fails to comply with any of the terms of the Agreement or (except in MD) if any of the Policies are cancelled for any reason. If an Event of Default occurs and after giving notice as required by law, all amounts due under this Agreement become immediately due and payable and the Insured is liable for all amounts described herein, including any unpaid balance remaining after application of the unearned premiums. If an Event of Default occurs, CANANWILL may at its option pursue the following remedies:

•        After proper notice has been given as required by law, CANANWILL may immediately cancel the Policy(ies) and collect any unearned premiums or other amounts payable under said Policies. Unearned premiums shall be payable to CANANWILL only.

•        CANANWILL may take all necessary actions to enforce payment of this debt. To the extent not prohibited or limited by applicable law, CANANWILL is entitled to collection costs and expenses incurred while enforcing its rights under this Agreement and to reasonable attorney’s fees if this Agreement is referred to an attorney who is not a salaried employee of CANANWILL for collection or enforcement (not permitted in KY, NC; total of collection costs and attorney’s fees is limited to 20% of the unpaid balance in AZ, FL, MO, MS, NH, NV, NY, VI; 15% of unpaid balance in TN; 25% of unpaid balance in VT).

•        Except in AK, KY, MI, NC, VT and the other states listed herein, after cancellation, Insured agrees to pay interest on the unpaid balance (calculated according to the Rule of 78’s (actuarial method in AR, AZ, CA, NJ, OR, PA; short rate method in SC) as of the scheduled due date of the first delinquent payment leading to cancellation of the Policies) at the rate of 1% per month (in AR, NM, TX, at the Annual Percentage Rate stated on page one), or at the highest rate permitted by law, whichever is less, until the entire balance of this loan is paid in full. In MA, Insured agrees to pay interest at the rate of 1% per month on the difference between the unpaid balance on the date of cancellation (computed according to the actuarial method) and the unearned premiums received by CANANWILL on the cancelled Policies, for the period from the date of cancellation until the balance is paid in full.

•        In AL, DC, DE, IL, KS, NY and WA, after cancellation, Insured agrees that CANANWILL may recompute the total finance charge due under this Agreement on the original amount financed, at the rate and in the manner described in this paragraph from the first effective date of the Policies through the last originally scheduled installment date, and Insured agrees to pay this amount, subject to the provisions on prepayment in full. That rate, stated as a dollar amount per year for each $100 of amount financed is as follows: $9 in AL, DE; $10 in DC, IL, WA; $12 in KS; $14 in NY.

•        CANANWILL may offset and deduct from any amounts CANANWILL owes to Insured with respect to any Policies financed hereunder, any amounts which Insured owes to CANANWILL under this or (except in KY, MD, NC and TX) any other agreement.

8. Insured agrees to pay a non-refundable service fee of $10 in AK, AZ, CT, DE, KS, LA, MO, NY, PA, WA, WI; $12 in NJ; $12.50 in MT; $15 in AL, KY, NC, RI, SC, TN, VA; $16 in MA; $18 in MI; $20 in DC, FL, GA, MD, MN, OH; $25 in CO, HI, IA, ID, IN, ME, NE, ND, NV, OK, SD, UT, VI, WV, WY; the lesser of $50 or 10% of the amount financed in OR. In CA, the minimum finance charge is $25. In IL, the non-refundable service charge is $20 if the amount financed is less than $500, $30 if the amount financed is $500 or more but less than $1,000, or $40 if the amount financed is over $1,000. In NJ, if this loan is prepaid in full, Insured agrees to pay an additional charge of $20 for any loan of $2,000 or less, 1% of the loan for loans over $2,000 up to and including $5,000 and $100 on loans over $5,000.

9. Insured agrees to pay a cancellation charge of $5 in TN, VI; $10 in MN, ND, OH; $15 in AL, AZ, GA, MO, MS, RI, WI; $25 in CO, HI, IA, ID, IN, LA, ME, NE, OK, SD, UT, WV, WY; the greater of 2% of the unpaid balance or $5 in MA; the difference between the delinquency charge assessed and; $5 in DE, MI, MT, NJ, NY, OR, WA; $10 in DC; $15 in NH; $100 in MD.

10. Insured agrees to pay promptly to the insurer any additional premiums due on the Policies.

11. The Agent is not the agent of CANANWILL and the Agent cannot bind CANANWILL. CANANWILL is not the Agent of any insurer and is not liable for any acts or omissions of any insurer. Insured acknowledges that it has chosen to do business with the Agent and the insurance companies issuing the Policies, and that the insolvency, fraud, defalcation or other action or failure to act by any of them shall not relieve or diminish Insured’s obligations to CANANWILL hereunder.

12. Except in MD, and if not prohibited by applicable law, CANANWILL may insert the name of the insurer, policy numbers and first installment due date if omitted and if policy has not been issued at the time of signature.

13. This Agreement shall have no force or effect until accepted by CANANWILL. All rights and remedies in this Agreement are cumulative and not exclusive. If any part of this Agreement is determined to be invalid or unenforceable, the remaining provisions of this Agreement shall continue to be in full force and effect. Neither CANANWILL nor its assignee shall be liable for any loss or damage to the Insured by reason of failure of any insurance company to issue or maintain in force any of the Policies or by reason of the exercise by CANANWILL or its assignee of the rights conferred herein. This Agreement constitutes the entire Agreement between CANANWILL and Insured and may not be modified except as agreed upon in writing. CANANWILL’s acceptance of late or partial payments shall not be deemed a waiver by CANANWILL of any provisions of this Agreement, and CANANWILL is entitled to require Insured to strictly comply with the terms hereof. Except in AR, this Agreement is governed by the law of the state of the Insured’s address shown on page one of this Agreement. In AR, this Agreement is governed by the law of the state where this Agreement is accepted by CANANWILL. If any amount contracted for or received by CANANWILL is determined to violate any law or regulation, CANANWILL may return such prohibited amount to Insured without any further liability therefor (waiver of liability not appliable in KY).

14. Insured represents and warrants that the proceeds of this loan are to be used to purchase insurance for other than personal, family or household purposes and that all information provided herein or in connection with this agreement is true, correct, complete and not misleading.

15. CALIFORNIA RESIDENTS ONLY:

FOR INFORMATION CONTACT THE DEPARTMENT OF FINANCIAL INSTITUTIONS, STATE OF CALIFORNIA.

Insured agrees that, in accordance with Section 18608 of the California Financial Code, CANANWILL’s liability to Insured upon the exercise of CANANWILL’s authority to cancel the Policies shall be limited to the amount of the principal balance of this loan, except in the event of CANANWILL’s willful failure to mail the notice of cancellation required under California law.

In connection with the Policies scheduled on page one, the Agent represents and warrants to CANANWILL, its successors and assigns that:

1. Deposit premiums are not less than the anticipated premiums to be earned for the full terms of the Policies.

2. All of the scheduled Policies or bonds in this Agreement are cancellable by standard short rate or pro-rata tables.

3. When cancellation is requested by Insured or by CANANWILL, none of the Policies require advance notice of cancellation to any party, other than any notice required to be given by CANANWILL, and there are no audit or reporting form policies, Policies subject to retrospective rating or to minimum earned premiums except as indicated in the Schedule of Policies.

4. We are the authorized policy Issuing Agent of the insurance companies or the broker placing the coverage directly with the insurance company on all Policies except as indicated in the Schedule of Policies.

5. The Insured(s) signature(s) on both pages one and two hereof are genuine, the Insured has not paid for the scheduled Policies other than as described herein, the Insured(s) have received a copy of this Agreement, this Agreement is valid and enforceable and there are no defenses to it, the scheduled Policies are in full force and effect and the premiums indicated are correct for the term of the Policies, and all other information relating to the Policies and the Insured is complete and correct. None of the Policies have been financed on an installment payment plan provided by the insurance company(ies), or are noncancellable policy(ies), or policies written for a term of less than one year. The Agent recognizes the Insured’s assignment of the unearned premiums and upon cancellation of any of the scheduled Policies agrees to pay promptly any unearned commissions to CANANWILL and to pay to CANANWILL the unearned premiums immediately upon receipt Agent shall not deduct any amounts which Insured owes to Agent from any amounts owing to CANANWILL hereunder. The Policies are not for personal, family or household purposes.

6. A proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the Insured or if the Insured is the subject of such a proceeding, it is noted on the Agreement in the space in which the Insured’s name and address is placed.

7. If the Agreement has been signed by the Agent on behalf of the Insured, the Agent has the authority to act in this capacity and the Agent has provided the Insured with a complete copy of this Agreement.

8. There are no exceptions to the Policies financed other than those indicated, and the Policy(ies) comply with CANANWILL’s eligibility requirements.

9. The Cash Down Payment, and any installments due from the Insured which Agent has agreed to collect, have been collected from the Insured.

10. Agent is not an agent of CANANWILL and is not authorized to bind CANANWILL and has not made any representation to the contrary.

The Agent agrees to promptly remit all funds received from CANANWILL and the Insured for the financed Policies and due to the insurance company(ies) issuing such Policies. Agent shall be liable to CANANWILL for any losses, costs, damages or other expenses (including attorney’s fees) incurred by CANANWILL or its assignee as a result of or in connection with any untrue or misleading representation or warranty made by Agent hereunder, or otherwise arising out of the breach by Agent of this Agreement. Agent shall promptly notify CANANWILL of any unpaid increased premiums for the Policies.

CW-1        QIV  (Ed. 01-03)